                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this annual report on Form 10-K of Aspen Insurance
Holdings Limited (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
Christopher O'Kane as Chief Executive Officer of the Company and Julian Cusack
as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C.
paragraph 1350, as adopted pursuant to paragraph 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                            By:   /s/ Christopher O'Kane
                                                -------------------------
                                            Name: Christopher O'Kane
                                            Title: Chief Executive Officer
                                            Date: March 11, 2005

                                            By:   /s/ Julian Cusack
                                                -----------------------
                                            Name: Julian Cusack
                                            Title: Chief Financial Officer
                                            Date: March 11, 2005

         This certification accompanies the Report pursuant to paragraph 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of paragraph 18 of the Securities Exchange Act of 1934, as amended.